Exhibit 10.1

* CONFIDENTIAL TREATEMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATEDLY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECOND AMENDMENT TO MASTER DISTRIBUTION AGREEMENT

This Second Amendment to Master Distribution Agreement is entered into effective as of September 7, 2016 by and between Bojangles’ Restaurants, Inc. (“Company”) and McLane Foodservice, Inc. (“McLane”), and amends the Master Distribution Agreement between them dated September 9, 2015 (as previously amended by Amendment to Master Distribution Agreement dated October 20, 2015, the “Agreement”).

1.    Defined Terms. Each capitalized term used in this amendment without definition has the meaning given to that term in the Agreement.

2.    Amendment of Agreement. Effective as of the date first written above:

(a)    The third paragraph of Section 2 of Schedule 1 to the Agreement is amended by deleting the reference to “October 30, 2016” and replacing it with “November 1, 2017.”

(b)    The sentence in Schedule 5 to the Agreement that reads, * is deleted and replaced with the following sentence: *.

(c)    The second sentence of Section 2 of Schedule 1 to the Agreement is amended by deleting the reference to “and *-day payment terms will not be applied during the initial 12 months following the Effective Date” and replacing it with “will not be applied and will be waived until *.”

3.     Miscellaneous.

(a)    This amendment is limited as specified and does not constitute a modification, amendment or waiver of any other provision of the Agreement. Except as specifically amended by this amendment, the Agreement remains in full force and effect and is hereby ratified and confirmed.

(b)    This amendment may be executed in counterparts, each of which is to be deemed an original, and all of which constitute one and the same instrument.

(c)    The laws of the state of Texas, other than its conflict of law rules, govern this amendment.

* CONFIDENTIAL TREATEMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATEDLY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The parties have entered into this amendment as of the date first written above.

Bojangles’ Restaurants, Inc.		McLane Foodservice, Inc.

By:	/s/ Eric M. Newman	By:	/s/ Susan Adzick

Name:	Eric M. Newman	Name:	Susan Adzick

Title:	Executive Vice President	Title:	Vice President, Sales & Marketing

Date:	September 9, 2016	Date:	September 7, 2016